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                                  UNITED STATES
                        SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of report (Date of earliest event reported):

                                  March 8, 2002

                                INTERLIANT, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)



     Delaware                           0-26115                  13-3978980
-------------------------------    ---------------          -------------------
(State or other jurisdiction       (Commission               (I.R.S. Employer
     of incorporation)              File Number)             Identification No.)



      Two Manhattanville Road
         Purchase, New York                                         10577
(Address of principal executive offices)                         (Zip Code)

                                 (914) 640-9000
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

On March 8, 2002, Interliant, Inc. (the "Company") entered into and consummated the transactions contemplated under a Securities Purchase Agreement (the "Agreement") with affiliates of Charterhouse Group International, Inc. ("Charterhouse") and Mobius Venture Capital ("Mobius", formerly Softbank Venture Capital, and together with Charterhouse, the "Purchasers"), a funding transaction for an aggregate $10 million investment.

Under the Agreement, the Purchasers agreed to purchase from the Company up to an aggregate of 100 Units (the "Units"), each Unit consisting of $100,000 principal amount of 10% Convertible Subordinated Notes due March 8, 2005 (the "Notes") and 100,000 warrants (the "Warrants") to purchase shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock") for a total sales price of $10 million. The Notes are convertible at the option of the holder, at any time prior to maturity, into Common Stock at a conversion price of $0.30 per share, subject to adjustment. Interest payments will be payable semi-annually on August 31 and February 28 of each year during the term, at the Company's option, either by the issuance of additional Notes or in cash. The Notes mature on March 8, 2005. The Warrants have an exercise price of $0.30 per share and expire five years after issuance.

As part of this transaction, the Company entered into a registration rights agreement with Charterhouse and Mobius on March 8, 2002 which provides, among other things, for the registration of the Company's Common Stock issuable upon conversion of the Notes and the exercise of the Warrants.

A copy of the Agreement and the Exhibits thereto, including the Form of Note, Form of Warrant and Registration Rights Agreement, are attached hereto as Exhibits 10.52 through 10.55, respectively. Attached hereto as Exhibit 99.1 is a copy of a press release issued by the Company on March 11, 2002 announcing the execution of the Agreement and the consummation of the funding transaction.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) The following documents are furnished as exhibits to this report:



Exhibit                                                                 Page
Number    Description                                                  Number
-------   ---------------------------------------------------         ---------
10.52     Securities Purchase Agreement, dated as of March 8,
          2002, between the Company and the Purchasers named in Exhibit 1 thereto.

10.53     Form of 10% Convertible Subordinated Note due
          February 28, 2005.

10.54     Form of Common Stock Purchase Warrant

10.55     Registration Rights Agreement, dated as of March 8,
          2002, among the Company and the Investors.

99.1      Press Release of Interliant, Inc. dated March 11, 2002.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 11, 2002

                                INTERLIANT, INC.

                                              By: /s/ Bruce S. Klein
                                                  -------------------------
                                                  Bruce S. Klein
                                                  Senior Vice President, General
                                                  Counsel and Secretary